UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

ALBERTON ACQUISITION CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY — SUBJECT TO COMPLETION, DATED MARCH 19, 2020

ALBERTON ACQUISITION CORPORATION

Room 1001, 10/F, Capital Center

151 Gloucester Road, Wanchai, Hong Kong

TO THE SHAREHOLDERS OF ALBERTON ACQUISITION CORPORATION:

You are cordially invited to attend a special meeting of the shareholders of Alberton Acquisition Corporation (the “Company” or “Alberton”) to be held at 9:30 a.m., eastern standard time, at [●], located at [●], on April 23, 2020, for the purpose of considering and voting upon the following proposals:

●	To amend the Company’s memorandum and articles of Association dated October 24, 2018 (as may amended from time to time, the “M&A”) to allow the Company, by resolutions of shareholders passed by shareholders holding no less than 65% or more of the votes of the Company’s shares cast (in person or by proxy) at the special meeting, to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 27, 2020 (the “Current Termination Date”) to October 26, 2020 or such earlier date as determined by the Board (the “Extended Termination Date”, such extension is herein referred as the “Extension” hereinafter and such amendment to the M&A as forth in Annex A is herein referred as the “Extension Amendment”);

●	To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

No other business shall be transacted at the special meeting.

The Board has fixed the close of business on March 13, 2020 as the date for determining the shareholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment. On the record date, there were 14,689,750 outstanding shares, including 11,487,992 outstanding public shares.

The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination. The Company’s prospectus for its IPO and its M&A provided that the Company had only until April 27, 2020 to complete a business combination. There is not sufficient time before April 27, 2020 to allow the Company to consummate an initial business combination. Accordingly, our board has determined that, given the Company’s expenditure of time, effort and money on identifying the target business and completing its initial business combination, it is in the best interests of our shareholders to approve the Extension Amendment in order to amend the M&A and, assuming that the Extension Amendment is so approved and the M&A are amended, the Company will have to consummate an initial business combination before the Extended Termination Date.

The Company has agreed that if the Extension Amendment Proposal is approved, it will deposit (each deposit being referred to herein as a “Deposit”) into the trust account established in connection with the IPO (the “Trust Account”) $[●] for each public share that is not converted in connection with the shareholder votes to approve the Extension Amendment Proposal, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from April 27, 2020 until the date of the consummation of its business combination. Alternatively, if the Company does not have the funds necessary to make the Deposit referred to above, the Company’s officers, directors or any of their affiliates or designees will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) $[●] for each public share that is not converted in connection with the shareholder votes to approve the Extension Amendment, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from April 27, 2020 until the date of the consummation of its business combination. Accordingly, if the Company takes until the Extended Termination Date to complete an initial business combination, which would represent [●] monthly periods through the Extended Termination Date, the Company or its officers, directors or affiliates would make Deposits or Contributions of approximately $[●] per month, or an aggregate of approximately $[●] (assuming no public shares were converted). Each Deposit or Contribution will be placed in the Trust Account within two business days prior to the beginning of such monthly period (or portion thereof), other than the first Deposit or Contribution which will be made on the day of the implementation of the Extension. Accordingly, if the Extension Amendment is approved and the Extension is implemented and the Company takes the full time through the Extended Termination Date to complete an initial business combination, the conversion amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[●] per share (without taking into account any interest), in comparison to the current conversion amount of approximately $[●] per share. The Company or its officers, directors or affiliates will not make any Deposit or Contribution unless the Extension Amendment is approved. The Contribution(s) will not bear any interest and will be repayable by the Company to the officers, directors or affiliates upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company or its officers, directors or affiliates, as applicable, will have the sole discretion whether to continue extending for additional monthly periods after the Extended Termination Date and if the Company or its officers, directors or affiliates, as applicable, determine not to continue extending for additional monthly periods, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date and does not wish to seek an additional extension, the Company would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

Although the approval of the Extension Amendment is essential to the implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by shareholders.

If the Extension Amendment is not approved, and the business combination or an alternative business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund (as defined in the Company’s investment management trust agreement, dated June 19, 2017 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”)) including interest earned on the funds held in the Trust Fund and not previously released to the Company to pay its taxes, divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under the laws of the British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account (as defined in the Trust Agreement), each holder will receive a full pro rata portion of the amount then in the Trust Account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us for payment of taxes due on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance.

You are not being asked to vote on any proposed business combination at this time. If the Extension Amendment is approved and you do not elect to convert your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to convert your public shares into a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

Public shareholders may elect to redeem their shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment (the “Election”), regardless of how such public shareholders vote in regard to Extension Amendment proposal or otherwise at the special meeting. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the M&A. If the Extension Amendment is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for a pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the shareholders, subject to any limitations set forth in the M&A and the limitations contained in related agreements. In addition, public shareholders who vote for the Extension Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date. Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $[●] of marketable securities as of March 13, 2020.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE EXTENSION AMENDMENT IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE APRIL 21, 2020 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING) MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER OR NOT THEY VOTE FOR THE PROPOSAL OF THE EXTENSION AMENDMENT. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

In considering the Extension Amendment, the Company’s shareholders should be aware that if the Extension Amendment is approved (and not abandoned), the Company will incur additional expenses in seeking to identify target business to complete an initial business combination, in addition to expenses incurred in proposing the Extension Amendment. Our Sponsor has loaned $1,080,000 in aggregate to the Company, all evidenced by two promissory notes issued by the Company. The notes become due on the date on which the Company consummates a business combination and carry no interest. The note with $780,000 as the principal amount is convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination, into units, at a price of $10.00 per unit. These units, once issued pursuant to the terms and conditions set forth in the promissory notes, will be identical to the private units issued in a private placement in connection with the IPO. In addition, in connection with the previous extensions, the Company issued two promissory notes to a third party in the aggregate principal amount of $1,648,800 with no interest, which are payable as soon as possible but no later than 5 business days after the consummation of our initial business combination or the expiry of the term of the Company, in accordance with the terms set forth in the respective notes. If we do not have sufficient funds available to conduct the normal operations of the business or to consummate an initial business combination, we will need to seek additional working capital from our Sponsor for these purposes. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment, other than interest on such proceeds.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment is fair to and in the best interests of the Company and its shareholders, and has declared them advisable, and recommends that you vote or give instruction to vote “FOR” the Extension Amendment. In addition, the Board recommends that you vote “FOR” the proposal to direct the chairman of the special meeting to adjourn the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment to be considered at the special meeting. We are providing the proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. The proxy statement is dated [●], 2020 and is first being mailed to shareholders of the Company on or about March 31, 2020 along with a copy of our Annual Report on Form 10-K for the year ended December 31, 2019.

The Company is actively monitoring the coronavirus (COVID-19) and is sensitive to the public health and travel concerns shareholders may have as well as the protocols that federal, state, and local governments may impose. While the Company continues to expect to hold the special meeting in which shareholders are permitted and encouraged to participate remotely by means of electronic communication, in the event it is not possible to allow in-person attendance at the meeting, the Company will announce alternative arrangements as promptly as practicable, and will issue a press release with details on how to do so. The press release will be posted on the Company’s website and filed with the SEC as additional proxy materials. If you are planning to participate in the special meeting, please check the Company’s website prior to the meeting date.

Whether or not you plan to attend the special meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR the proposal to be considered at the special meeting.

I look forward to seeing you at the special meeting.

Dated: March 19, 2020

Sincerely,

/s/ Bin (Ben) Wang
Bin (Ben) Wang
Chairman of the Board

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY U. S. STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OR PASSED UPON THEIR MERITS OR FAIRNESS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ALBERTON ACQUISITION CORPORATION
Room 1001, 10/F, Capital Center

151 Gloucester Road, Wanchai, Hong Kong

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS TO BE HELD April 23, 2020

TO THE SHAREHOLDERS OF ALBERTON ACQUISITION CORPORATION:

You are cordially invited to attend a special meeting of the shareholders of ALBERTON ACQUISITION CORPORATION (the “Company” or “Alberton”) to be held at 9:30 a.m., eastern standard time, at [●], located at [●], on April 23, 2020, for the purpose of considering and voting upon the following proposals:

●	To amend the Company’s memorandum and articles of Association dated October 24, 2018 (as may amended from time to time, the “M&A”) to allow the Company, by resolutions of shareholders passed by shareholders holding no less than 65% or more of the votes of the Company’s shares cast (in person or by proxy) at the special meeting, to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 27, 2020 (the “Current Termination Date”) to October 26, 2020 or such earlier date as determined by the Board (the “Extended Termination Date”, such extension is herein referred as the “Extension” hereinafter and such amendment to the M&A as forth in Annex A is herein referred as the “Extension Amendment”);

●	To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

The Board has fixed the close of business on March 13, 2020 as the date for determining the shareholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment. On the record date, there were 14,689,750 outstanding shares, including 11,487,992 outstanding public shares.

A quorum of 50% of the Company’s shares outstanding as of the record date, present in person or by proxy, will be required to conduct the special meeting. The affirmative vote of 65% or more of the votes of the Company’s shares cast (in person or by proxy) at the special meeting and voting on the proposal of Extension Amendment will be required to approve the Amendment. The affirmative vote of a majority of the Company’s shares present (in person or by proxy) at the special meeting and voting on the proposal will be required to direct the chairman of the special meeting to adjourn the special meeting.

Public shareholders may elect to redeem their shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment (the “Election”), regardless of how such public shareholders vote in regard to those amendments or otherwise at the special meeting. However, the Company will not proceed with the Extension Amendment and if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If the Extension Amendment is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for a pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the shareholders, subject to any limitations set forth in the M&A and the limitations contained in related agreements. In addition, public shareholders who vote for the Extension Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

Public shareholders are not required to affirmatively vote either for or against the Extension Amendment in order to redeem their shares for a pro rata portion of the funds held in the trust account. This means that public shareholders who hold public shares on or before April 21, 2020 (two business days before the special meeting) may elect to redeem their shares whether or not they are holders of the record date, and whether or not they vote for the proposal of the Extension Amendment. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the depository trust company’s DWAC (deposit withdrawal at custodian) system. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account in order to exercise your redemption rights.

The Company has agreed that if the Extension Amendment Proposal is approved, it will deposit (each deposit being referred to herein as a “Deposit”) into the trust account established in connection with the IPO (the “Trust Account”) $[●] for each public share that is not converted in connection with the shareholder votes to approve the Extension Amendment Proposal, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from April 27, 2020 until the date of the consummation of its business combination. Alternatively, if the Company does not have the funds necessary to make the Deposit referred to above, the Company’s officers, directors or any of their affiliates or designees will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) $[●] for each public share that is not converted in connection with the shareholder votes to approve the Extension Amendment, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from April 27, 2020 until the date of the consummation of its business combination. Accordingly, if the Company takes until the Extended Termination Date to complete an initial business combination, which would represent [●] monthly periods through the Extended Termination Date, the Company or its officers, directors or affiliates would make Deposits or Contributions of approximately $[●] per month, or an aggregate of approximately $[●] (assuming no public shares were converted). Each Deposit or Contribution will be placed in the Trust Account within two business days prior to the beginning of such monthly period (or portion thereof), other than the first Deposit or Contribution which will be made on the day of the implementation of the Extension. Accordingly, if the Extension Amendment is approved and the Extension is implemented and the Company takes the full time through the Extended Termination Date to complete an initial business combination, the conversion amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[●] per share (without taking into account any interest), in comparison to the current conversion amount of approximately $[●] per share. The Company or its officers, directors or affiliates will not make any Deposit or Contribution unless the Extension Amendment is approved. The Contribution(s) will not bear any interest and will be repayable by the Company to the officers, directors or affiliates upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company or its officers, directors or affiliates, as applicable, will have the sole discretion whether to continue extending for additional monthly periods after the Extended Termination Date and if the Company or its officers, directors or affiliates, as applicable, determine not to continue extending for additional monthly periods, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date and does not wish to seek an additional extension, the Company would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment and the other proposals to be considered at the special meeting. We are providing the proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. The proxy statement is dated March [●], 2020 and is first being mailed to shareholders of the Company on or March 31, 2020 along with a copy of our Annual Report on Form 10-K for the year ended December 31, 2019.

The Company is actively monitoring the coronavirus (COVID-19) and is sensitive to the public health and travel concerns shareholders may have as well as the protocols that federal, state, and local governments may impose. While the Company continues to expect to hold the special meeting in which shareholders are permitted and encouraged to participate remotely by means of electronic communication, in the event it is not possible to allow in-person attendance at the meeting, the Company will announce alternative arrangements as promptly as practicable, and will issue a press release with details on how to do so. The press release will be posted on the Company’s website and filed with the SEC as additional proxy materials. If you are planning to participate in the special meeting, please check the Company’s website prior to the meeting date.

Whether or not you plan to attend the special meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR the proposal to be considered at the special meeting.

Dated: March 19, 2020	By Order of the Board of Directors,

Bin (Ben) Wang
Bin (Ben) Wang
Chairman of the Board

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. You may also cast your vote in person at the special meeting. If your shares are held in an account at a broker, bank or other nominee, you must instruct your broker, bank or other nominee how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your broker, bank or other nominee.

ALBERTON ACQUISITION CORPORATION
Room 1001, 10/F, Capital Center

151 Gloucester Road, Wanchai, Hong Kong

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 23, 2020

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement, including the annexes thereto.

Q. Why am I receiving this proxy statement?	A.	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of the Company, for use at the special meeting of shareholders (the “special meeting”) to be held at 9:30 a.m., eastern standard time, at [●], located at [●], on April 23, 2020, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

●    To amend the Company’s memorandum and articles of Association dated October 24, 2018 (as may amended from time to time, the “M&A”)  to allow the Company, by resolutions of shareholders passed by shareholders holding no less than 65% or more of the votes of the Company’s shares cast (in person or by proxy) at the special meeting, to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 27, 2020 (the “Current Termination Date”) to October 26, 2020 or such earlier date as determined by the Board (the “Extended Termination Date”, such extension is herein referred as the “Extension” hereinafter and such amendment to the M&A as forth in Annex A is herein referred as the “Extension Amendment”);

●    To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

Q. Why is the Company proposing to amend its M&A	As of the date of this proxy statement, the Company has not entered into any definitive agreements with any entities for a business combination that qualifies as a “business combination” under the Company’s M&A. The M&A currently provides that if the business combination is not completed by the Current Termination Date, the Company will redeem all public shares and promptly thereafter dissolve and liquidate. As explained below, it is likely the Company will not be able to complete the Business Combination by the Current Termination Date.

As the Company is under discussion with certain target business and believes that it is promising to achieve a business combination, and because it is likely the Company will not be able to conclude its initial business combination by the Current Termination Date, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date. The particular changes required to effectuate this extension are embodied in the Extension Amendment.

The Company believes that, given the Company’s expenditure of time, effort and money on a proposed business combination, circumstances warrant providing shareholders an opportunity to consider a proposed business combination. Accordingly, the Company’s board of directors is proposing the Extension Amendment Proposal to extend the Company’s corporate existence until the Extended Termination Date.

Holders of public shares may elect to redeem their shares in connection with the Extension Amendment regardless of how such public shareholders vote in regard to such amendment. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the M&A. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

Our search for a business combination, and any target business with which we ultimately consummate an initial business combination, may be materially adversely affected by the recent coronavirus (COVID-19) outbreak. In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has and is continuing to spread throughout China and other parts of the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the coronavirus disease (COVID-19) a “Public Health Emergency of International Concern.” On January 31, 2020, U.S. Health and Human Services Secretary Alex M. Azar II declared a public health emergency for the United States to aid the U.S. healthcare community in responding to COVID-19, and on March 11, 2020 the World Health Organization characterized the outbreak as a “pandemic”. A significant outbreak of COVID-19 and other infectious diseases could result in a widespread health crisis that could adversely affect the economies and financial markets worldwide, and the business of any potential target business with which we consummate a business combination could be materially and adversely affected. Furthermore, we may be unable to complete a business combination if continued concerns relating to COVID-19 restrict travel, limit the ability to have meetings with potential investors or the target company’s personnel, vendors and services providers are unavailable to negotiate and consummate a transaction in a timely manner. The extent to which COVID-19 impacts our search for a business combination will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. If the disruptions posed by COVID-19 or other matters of global concern continue for an extensive period of time, our ability to consummate a business combination may be materially adversely affected.

You are not being asked to vote on any proposed business combination at this time. If the Extension Amendment is approved and you do not elect to convert your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to convert your public shares into a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

Q. Why should I vote for the Extension Amendment?	A.

The approval of the Extension Amendment is essential to the implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination.

From the date of our IPO till now, Alberton considered a number of potential target companies with the objective of consummating an acquisition. Representatives of Alberton contacted, and were contacted by, a number of individuals and entities who offered to present ideas for acquisition opportunities, including financial advisors and companies within the diversified industrial manufacturing, distribution, and services sectors in the United States. Alberton compiled a pipeline of high priority potential targets and updated and supplemented such pipeline from time to time.

As the Company is under discussion with certain target business and believes that it is promising to achieve a business combination, and because it is likely the Company will not be able to conclude a business combination by the Current Termination Date, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date. The particular changes required to effectuate this extension are embodied in the Extension Amendment.

Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR” the Extension Amendment.

Q. Who may vote at the special meeting?	A.	The Board has fixed the close of business on March 13, 2020 as the date for determining the shareholders entitled to vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment.

Q. How many votes must be present to hold the special meeting?	A.	A quorum of 50% of the Company’s shares outstanding as of the record date (March 13, 2020), present in person or by proxy, will be required to conduct the special meeting.

Q. How many votes do I have?	A.	You are entitled to cast one vote at the special meeting for each share you held as of March 13, 2020, the record date for the special meeting. As of the close of business on the record date, there were 14,689,750 outstanding shares, including 11,487,992 outstanding public shares.

Q. What is the proxy card?	A.

The proxy card enables you to appoint the representatives named on the card to vote your shares at the special meeting in accordance with your instructions on the proxy card. That way, your shares will be voted whether or not you attend the special meeting. Even if you plan to attend the special meeting, it is strongly recommended that you complete and return your proxy card before the special meeting date, in case your plans change.

Special COVID-19 Note: The Company is actively monitoring the coronavirus (COVID-19) and is sensitive to the public health and travel concerns shareholders may have as well as the protocols that federal, state, and local governments may impose. While the Company continues to expect to hold the special meeting in which shareholders are permitted and encouraged to participate remotely by means of electronic communication, in the event it is not possible to allow in-person attendance at the meeting, the Company will announce alternative arrangements as promptly as practicable, and will issue a press release with details on how to do so. The press release will be posted on the Company’s website and filed with the SEC as additional proxy materials. If you are planning to participate in the special meeting, please check the Company’s website prior to the meeting date.

Q. What is the difference between a shareholder of record and a beneficial owner of shares held in street name?	A.

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the Company sent the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, nominee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. Those instructions are contained in a “voting instruction form” containing information substantially similar to the information set forth on the proxy card.

Q. How do the Company’s insiders intend to vote their shares?	A.	All of the Company’s directors, executive officers and their affiliates as well as other shareholders of the Company are expected to vote any shares (including any public shares owned by them) in favor of the Extension Amendment and the other proposals set forth herein. On the record date, these shareholders beneficially owned and were entitled to vote 6,696,811 of the Company’s shares, representing approximately 45.56% of the Company’s outstanding shares.

Q. What vote is required to adopt the proposal?	A.	The affirmative vote of 65% or more of the votes of the fvCompany’s shares cast (in person or by proxy) at the special meeting and voting on the proposal of the Extension Amendment will be required to approve the Amendment. Approval of the proposal to direct the chairman of the special meeting to adjourn the special meeting requires the affirmative vote of the majority of the shares present in person or by proxy at the special meeting and voting on the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the approval of the proposal.

Q. When would the Board abandon the Extension Amendment?	A.	In all events, notwithstanding shareholder approval of Extension Amendment, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by shareholders.

Q. What if I don’t want the Extension Amendment to be approved?	A.	If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against such proposal. You will be entitled to redeem your shares for cash in connection with this vote only if you vote for or against the Extension Amendment and elect to redeem your shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment (the “Election”). If you do not make the Election, you will retain your right to redeem your public shares for a pro rata portion of the funds available in the Trust Account if an initial business combination is approved and completed, subject to any limitations set forth in the M&A.

In addition, public shareholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

If the Extension Amendment is approved (and not abandoned) and you exercise your redemption right with respect to your public shares, you will no longer own your public shares once the Extension Amendment become effective.

Q. What happens if the Extension Amendment and isn’t approved?	A.

If the Extension Amendment is not approved, and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund (as defined in the Trust Agreement) including interest earned on the funds held in the Trust Fund and not previously released to the Company to pay its taxes, divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under the laws of the British Virgin Islands to provide for claims of creditors and the requirements of other applicable law.

In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us for payment of taxes due on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance.

Q. If the Extension Amendment is approved, what happens next?	A.

The Company is working to identify a target business, enter into a definitive agreement for the business combination, and prepare the proxy process relating to such business combination.

If the Extension Amendment is approved (and not abandoned), the removal of funds in connection with any redemptions from the Trust Account may significantly reduce the amount remaining in the Trust Account, and increase the percentage interest of the Company’s shares held by the Company’s directors, officers and senior advisors.

Q. How do I exercise my redemption rights?	A.	In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern Standard Time on April 21, 2020 (two business days before the special meeting), (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Q. Would I still be able to exercise my redemption rights if I vote against or abstain from voting on the Extension Amendment?	A.	Public shareholders may elect to redeem their shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment regardless of how such public shareholders vote in regard to those amendments or otherwise at the special meeting. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If you abstain from voting on the Extension Amendment, then you will not be eligible to redeem your shares. Public shareholders are not required to affirmatively vote either for or against the Extension Amendment in order to redeem their shares for a pro rata portion of the funds held in the trust account. This means that public shareholders who hold public shares on or before April 21, 2020 (two business days before the special meeting) may elect to redeem their shares whether or not they are holders of the record date, and whether or not they vote for the proposal of the extension amendment. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the depository trust company’s DWAC (deposit withdrawal at custodian) system. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account in order to exercise your redemption rights.

Q. What will happen to my warrants or rights if the Extension Amendment is approved?	A.	If the Extension Amendment is approved (and not abandoned), holders of public warrants will continue to have five years from the consummation of the Company’s initial business combination to exercise such warrants. In addition, each holder of a right will be entitled to receive one-tenth of a share upon consummation of our initial business combination. If the Extension Amendment is not approved, the Company’s warrants and rights will expire worthless.

Q. What is the deadline for voting my shares?	A.	If you are a shareholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the special meeting, in order for your shares to be voted at the special meeting. If you are a beneficial owner, please read the voting instruction form provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.

Q. Is my vote confidential?	A.	Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q. Where will I be able to find the voting results of the special meeting?	A.	We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts. We have retained [●] to assist us in soliciting proxies for a nominal fee plus reasonable out-of-pocket expenses.

Q: How can I submit my proxy or voting instruction form?	A.	Whether you are a shareholder of record or a beneficial owner, you may direct how your shares are voted without attending the special meeting. If you are a shareholder of record, you may submit a proxy to direct how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Your proxy can be submitted by completing, signing and dating the proxy card you received with this proxy statement and then mailing it in the enclosed prepaid envelope. If you are a beneficial owner, you must submit voting instructions to your bank, broker, trust or other nominee in order to authorize how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Please follow the instructions provided by your bank, broker, trust or other nominee.

Submitting a proxy or voting instruction form will not affect your right to vote in person should you decide to attend the special meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the special meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Q. How do I change my vote?	A.

If you have submitted a proxy card to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the special meeting and vote at the special meeting, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. Who can help answer my questions?	A.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card, you should contact:

ALBERTON ACQUISITION CORPORATION

Room 1001, 10/F, Capital Center

151 Gloucester Road, Wanchai, Hong Kong

Attn: Ben (Bin) Wang
Tel: +1 917-202-8028

Email: ben@albertoncorp.com

or

You may also contact our proxy solicitor at:

[Address]
Attn: [●]
Toll Free: [●]
Collect: [●]
Email: [●]

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to our transfer agent prior to the special meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004-1561

Attn: Mark Zimkind

Email: mzimkind@continentalstock.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer in it contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify forward-looking statements in part by the use of words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. There can be no assurance that actual results will not differ materially from current expectations, forecasts and assumptions. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof or (if earlier) the date of their expression, and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

Some factors that could cause actual results to differ include from current expectations, forecasts and assumptions include:

●	the ability of the Company to effect the Extension Amendment and consummate the Business Combination;

●	unanticipated delays in the distribution of the funds from the Trust Account; and

●	claims by third parties against the Trust Account.

You should carefully consider these risks, in addition to the risks factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated October 24, 2018 (Registration No. 333-227652), our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2019 June 30, 2019 and March 31, 2019. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in our forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

SUMMARY

This section summarizes information related to the proposals to be voted on at the special meeting of shareholders (the “special meeting”). These matters are described in greater detail elsewhere in this proxy statement. You should carefully read this entire proxy statement and the other documents to which it refers you. See “Where You Can Find More Information.”

The Company

We were incorporated on February 16, 2018 as a British Virgin Islands company for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more target businesses. Our efforts to identify a prospective target business are not limited to any particular industry or geographic location. We intend to utilize cash derived from the proceeds of our initial public offering, our securities, debt or a combination of cash, securities and debt, in effecting our initial business combination.

On October 26, 2018, we consummated our initial public offering (the “IPO”) of 10,000,000 units. Each unit consists of one ordinary share (the “Ordinary Shares”), one redeemable warrant to purchase one-half of one Ordinary Share, and one right to receive 1/10 of an Ordinary Share upon the consummation of an initial business combination. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $100,000,000. We granted the underwriters a 45-day option to purchase up to 1,500,000 additional units to cover over-allotments. Simultaneously with the closing of the IPO, we consummated a private placement with Hong Ye Hong Kong Shareholding Co., Limited (“Hong Ye” or the “Sponsor”), of 300,000 private units at a price of $10.00 per private unit, generating gross proceeds of $3,000,000. On October 26, 2018, a total of $100,000,000 of the net proceeds from the sale of the units in the IPO and the sale of the private units in the private placement were placed in a trust account established for the benefit of our public shareholders.

On November 20, 2018, the underwriters exercised the over-allotment option in part and purchased an additional 1,487,992 units, which were sold at an offering price of $10.00 per unit, generating gross proceeds of $14,879,920. Simultaneously with the sale of the over-allotment units, we consummated another private placement with the Sponsor of 29,760 private units at a price of $10.00 per private unit, generating total additional gross proceeds of $297,600. On November 20, 2018, the underwriters waived its right to exercise the reminder of the over-allotment option. As of November 20, 2018, an additional $14,879,920 of the net proceeds from the sale of the over-allotment units and the additional units in the private placement were placed in the trust account established for the benefit of our public shareholders, bringing the aggregate amount placed in such trust account to be $114,879,920.

Our management has broad discretion with respect to the specific application of the net proceeds of the IPO and the private placements, although substantially all the net proceeds are intended to be applied generally towards consummating a business combination.

Since our IPO, our sole business activity has been identifying and evaluating suitable acquisition transaction candidates. We presently have no revenue and have had losses since inception from incurring formation and operating costs. We have relied upon the sale of our securities and loans from Hong Ye Hong Kong Shareholding Co., Limited, our sponsor (“Sponsor”) and other parties to fund our operations.

As of December 31, 2019, $477,154 of cash was held outside of the Trust Account and was available for working capital purposes. Interest earned on the Trust Account balance through December 31, 2019 available to be released to us for the payment of income tax obligations amounted to approximately $[●].  As of the date of this proxy statement, the Sponsor has loaned us an aggregate of $1,080,000, among which, $780,000 was in the form of a convertible note. In addition, in connection with the previous extensions, the Company issued two promissory notes to a third party in the aggregate principal amount of $1,648,800 with no interest, which are payable as soon as possible not no later than 5 business days after the consummation of our initial business combination or the expiry of the term of the Company, in accordance with the terms set forth in the respective notes.

Our search for a business combination, and any target business with which we ultimately consummate an initial business combination, may be materially adversely affected by the recent coronavirus (COVID-19) outbreak. A significant outbreak of COVID-19 and other infectious diseases could result in a widespread health crisis that could adversely affect the economies and financial markets worldwide, and the business of any potential target business with which we consummate a business combination could be materially and adversely affected.

As of the date of this report, we have not entered into any definitive agreements, for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. Our board has decided to seek shareholders’ approval to amend our M&A to extend the time we need to consummate an initial business combination from April 27, 2020 to October 26, 2020 or an earlier date as decided by the board and provide public shareholder the opportunity to redeem their public shares in connection with such amendment.

The mailing address of the Company’s principal executive office is Room 1001, 10/F, Capital Center, 151 Gloucester Road, Wanchai, Hong Kong.

The Extension Amendment

The Extension Amendment

The Company is proposing to amend its M&A to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 27, 2020 (the “Current Termination Date”) to October 26, 2020 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the M&A to include an additional regulation 47.15 in the Articles of Association in the form set forth in Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment or for or against the Extended Termination Date or do not vote at all in either case, will be permitted to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise conversion rights. We will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment and the Extended Termination Date, after taking into account the Conversion.

The per-share pro rata portion of the trust account on the record date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $[●]. The closing price of the Company’s ordinary shares on the record date was $10.40. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public shareholder receiving approximately $[●] more than if he sold his shares in the open market. The Company cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Company has agreed that if the Extension Amendment Proposal is approved, it will deposit (each deposit being referred to herein as a “Deposit”) into the trust account established in connection with the IPO (the “Trust Account”) $[●] for each public share that is not converted in connection with the shareholder votes to approve the Extension Amendment Proposal, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from April 27, 2020 until the date of the consummation of its business combination. Alternatively, if the Company does not have the funds necessary to make the Deposit referred to above, the Company’s officers, directors or any of their affiliates or designees will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) $[●] for each public share that is not converted in connection with the shareholder votes to approve the Extension Amendment, for each monthly period, or portion thereof, that is needed by the Company to complete an initial business combination from April 27, 2020 until the date of the consummation of its business combination. Accordingly, if the Company takes until the Extended Termination Date to complete an initial business combination, which would represent [●] monthly periods through the Extended Termination Date, the Company or its officers, directors or affiliates would make Deposits or Contributions of approximately $[●] per month, or an aggregate of approximately $[●] (assuming no public shares were converted). Each Deposit or Contribution will be placed in the Trust Account within two business days prior to the beginning of such monthly period (or portion thereof), other than the first Deposit or Contribution which will be made on the day of the implementation of the Extension. Accordingly, if the Extension Amendment is approved and the Extension is implemented and the Company takes the full time through the Extended Termination Date to complete an initial business combination, the conversion amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[●] per share (without taking into account any interest), in comparison to the current conversion amount of approximately $[●] per share. The Company or its officers, directors or affiliates will not make any Deposit or Contribution unless the Extension Amendment is approved. The Contribution(s) will not bear any interest and will be repayable by the Company to the officers, directors or affiliates upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company or its officers, directors or affiliates, as applicable, will have the sole discretion whether to continue extending for additional monthly periods after the Extended Termination Date and if the Company or its officers, directors or affiliates, as applicable, determine not to continue extending for additional monthly periods, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date and does not wish to seek an additional extension, the Company would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

Although the approval of the Extension Amendment is essential to the implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by shareholders.

If the Extension Amendment is not Approved

If the Extension Amendment is not approved and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund (as defined in the Trust Agreement) including interest earned on the funds held in the Trust Fund and not previously released to the Company to pay its taxes, divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under the laws of the British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the trust account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us for payment of taxes due on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account’s balance.

If the Extension Amendment is Approved

Under the terms of the proposed Extension Amendment, public shareholders may make the Election.

If the Extension Amendment is approved by holders of sixty-five percent (65%) or more of votes of the Company’s shares cast at the special meeting (in person or by proxy) at the special meeting and voting on the Extension Amendment and not abandoned, the Company will file amended version of the M&A with the Registrar of Corporate Affairs in the British Virgin Islands incorporating the additional Regulation 47.15 therein in the form of Annex A hereto. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its units, shares, warrants and rights will remain publicly traded. The Company will then continue to work to consummate a business combination until the Extended Termination Date.

You are NOT being asked to vote on any proposed business combination at this time. If the Extension Amendment is approved and you do not elect to convert your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to convert your public shares into a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

If the Extension Amendment is approved (and not abandoned), the removal of the funds in connection with the redemption from the Trust Account may significantly reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s shares held by the Company’s directors, officers and senior advisors.

Additionally, the Company’s M&A provides that the Company shall not consummate any business combination if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001, which could be impacted by the reduction in the Trust Account.

Possible Claims Against and Impairment of the Trust Account

In considering the Extension Amendment, the Company’s shareholders should be aware that if the Extension Amendment is approved (and not abandoned), the Company will incur additional expenses in seeking to identify target business to complete an initial business combination, in addition to expenses incurred in proposing the Extension Amendment. Our Sponsor has loaned $1,080,000 in aggregate to the Company, all evidenced by two promissory notes issued by the Company. The note become due on the date on which the Company consummates a business combination and carry no interest. The note with $780,000 as the principal amount is convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination, into units, at a price of $10.00 per unit. These units, once issued pursuant to the terms and conditions set forth in the promissory notes, will be identical to the private units issued in a private placement in connection with the IPO. In addition, in connection with the previous extensions, the Company issued two promissory notes to a third party in the aggregate principal amount of $1,648,800 with no interest, which are payable as soon as possible not no later than 5 business days after the consummation of our initial business combination or the expiry of the term of the Company, in accordance with the terms set forth in the respective notes. If we do not have sufficient funds available to conduct the normal operations of the business or to consummate an initial business combination, we will need to seek additional working capital from our Sponsor for these purposes. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment, other than interest on such proceeds.

If the Company is unable to complete a business combination within the required time period, our Sponsor, Hong Ye Hong Kong Shareholding Co., Limited (“Hong Ye”), will be personally liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to it, but only if such a vendor or target business has not executed a waiver of claims against the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO. In the event that an executed waiver is deemed to be unenforceable against a third party, Hong Ye will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that, Hong Ye would be able to satisfy those obligations. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the Trust Account are reduced below $10.00 per share and Hong Ye asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine on our behalf whether to take legal action against Hong Ye to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Hong Ye to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations on our behalf, the amount of funds in the Trust Account available for distribution to our public shareholders may be reduced below $10.00 per share. You should read this proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment.

The Special Meeting

Date, Time and Place. The special meeting of the Company’s shareholders will be held at 9:30 a.m., eastern standard time, at [●], located at [●] on April 23, 2020.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned the Company’s shares at the close of business on March 13, 2020, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. The Company’s warrants and rights do not carry voting rights. At the close of business on March 13, 2020, there were 14,689,750 outstanding shares, each of which entitles its holder to cast one vote per proposal.

Votes Required. Approval of the Extension Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the votes of the Company’s shares cast (in person or by proxy) at the special meeting and voting on the proposal of the Extension Amendment. The affirmative vote of a majority of the Company’s shares present (in person or by proxy) at the special meeting and voting on the proposal will be required to direct the chairman of the special meeting to adjourn the special meeting.

If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against such proposal. You will be entitled to redeem your shares for cash in connection with this vote only if you vote for or against the Extension Amendment and elect to redeem your shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment (the “Election”). If the Extension Amendment is approved (and not abandoned), you will be entitled to redeem your shares for a pro rata portion of the funds available in the Trust Account only if you made the Election. However, if you abstain from voting on the Extension Amendment, then you will not be eligible to redeem your shares.

If you do not make the Election, you will retain the opportunity to redeem your public shares in connection with an initial business combination, subject to any limitations set forth in the M&A and the limitations contained in any transaction document in connection with such initial business combination. In addition, public shareholders who vote for the Extension Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

Whether or not the Extension Amendment is approved, if a business combination is not completed by the date specified in the Company’s M&A (including any later date if the Extension Amendment is approved and not abandoned), the public shares of such holders will be redeemed in accordance with the terms of the M&A promptly following such date.

Redemption. If you are a public shareholder, you may demand redemption of your shares by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified herein. You will only be entitled to receive cash for these shares if you continue to hold them until the effective date of the Extension Amendment.

See the section entitled “Reasons for the Extension Amendment— Redemption Procedure” for more information on how to demand redemption of your shares.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s board of directors to approve the proposals set forth herein to be presented to shareholders at the special meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

The Company has retained [●] to assist it in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, please call our proxy solicitor, [●] at [●] (toll free) or by email at [●]. The Company has agreed to pay [●] a fee of $[●] for its services and reimburse its expenses up to $[●] in connection with the special meeting.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of the material U.S. federal income tax considerations for holders of Alberton ordinary shares that elect to have their Alberton ordinary shares redeemed for cash if the acquisition is completed. This summary is based upon the Code, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

●	certain U.S. expatriates;

●	traders in securities that elect mark-to-market treatment;

●	S corporations;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

●	financial institutions; mutual funds;

●	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

●	insurance companies;

●	broker-dealers;

●	regulated investment companies (or RICs);

●	real estate investment trusts (or REITs);

●	persons holding Alberton ordinary shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security,” or other integrated investment;

●	persons subject to the alternative minimum tax provisions of the Code;

●	tax-exempt organizations;

●	persons that actually or constructively own 5 percent or more of Alberton ordinary shares; and

●	Redeeming non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds Alberton ordinary shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. If you are a partner of a partnership holding Alberton ordinary shares, you should consult your tax advisor. This summary assumes that shareholders hold Alberton ordinary shares as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF ALBERTON ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Alberton Shareholders

This section is addressed to Redeeming U.S. Holders of Alberton ordinary shares that elect to have their Alberton ordinary shares redeemed for cash as described in the section entitled “Special Meeting — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its Alberton ordinary shares and is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the Alberton ordinary shares exchanged therefore if the Redeeming U.S. Holder’s ownership of stock in Alberton is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules under Section 318 of the Code apply in determining whether a Redeeming U.S. Holder’s ownership of stock in Alberton is treated as completely terminated. Pursuant to these constructive ownership rules, a Redeeming U.S. Holder will be deemed to own stock that is actually or constructively owned by certain members of his or her family (spouse, children, grandchildren, and parents) and other related parties including, for example, certain entities in which such Redeeming U.S. Holder has a direct or indirect interest (including partnerships, estates, trusts and corporations), as well as shares of stock that such Redeeming U.S. Holder (or a related person) has the right to acquire upon exercise of an option or conversion right. In addition, if a shareholder lives in a community property state, the community property laws of that state may have an effect on the constructive ownership rules. Certain exceptions to the family attribution rules apply for the purpose of determining a complete termination. If a Redeeming U.S. Holder intends to rely upon these exceptions, the Redeeming U.S. Holder must file a “waiver of family attribution” statement with the shareholder’s tax return and must comply with certain other requirements set forth in the Code and the income tax regulations promulgated thereunder. If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such stock is more than one year at the time of the exchange. Shareholders who hold different blocks of Alberton ordinary shares (generally, Alberton ordinary shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeemed U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just stock he, she, or it actually owned but also, in some cases, stock owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain other affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting stock (including all classes which carry voting rights) of Alberton is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such stock immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding ordinary shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of stock of Alberton entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that Redeeming U.S. Holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of Alberton.

The IRS has ruled that any reduction in a shareholder’s proportionate interest generally is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation. (See, Rev. Rules. 75-512 and 76-385)

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period” as part of the Redeeming U.S. Holder’s determination as to whether such gain or loss would be treated as short term or long term for U.S. federal income tax purposes. Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the Alberton ordinary shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the Alberton ordinary shares.

These rules are complex and U.S. holders of Alberton ordinary shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates, or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of Alberton ordinary shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

U.S. Federal Income Tax Considerations to Non-U.S. Alberton Shareholders

This section is addressed to Redeeming non-U.S. holders of Alberton ordinary shares that elect to have their Alberton ordinary shares redeemed for cash as described in the section entitled “Special Meeting — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Alberton ordinary shares and is not a Redeeming U.S. Holder.

Except as discussed in the following paragraph, a Redeeming Non-U.S. Holder who elects to have its Alberton ordinary shares redeemed will generally be treated in the same manner as a U.S. Holder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Alberton Shareholders.”

Any redeeming Non-U.S. Holder will generally not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

●	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met, in which case the Redeeming Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

●	such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), are includible in the Redeeming Non-U.S. Holder’s gross income in the taxable year received. Although generally not subject to withholding tax, such dividends are taxed at the same graduated rates applicable to Redeeming U.S. Holders, net of certain deductions and credits, subject to an applicable income tax treaty providing otherwise. In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to a branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of Alberton ordinary shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Alberton ordinary shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to any dividends paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report, and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In many cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules under the terms of an intergovernmental agreement between their home country and the United States. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of Alberton ordinary shares, rights or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. shareholder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A non-U.S. shareholder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the U.S. shareholder’s or non-U.S. shareholder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

We urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment.

Company’s Recommendation to Shareholders

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment is fair to, and in the best interests of, the Company and its shareholders. The board of directors has approved and declared advisable the Extension Amendment, and recommends that you vote “FOR” the adoption of the Extension Amendment. See the section entitled “Reasons for the Extension Amendment — The Board’s Reasons for the Extension Amendment, its Conclusion, and its Recommendation.”

Interests of the Company’s Officers and Directors

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a shareholder. See the section entitled “Reasons for the Extension Amendment — Interests of the Company’s Officers, Directors, Advisors and Majority Shareholder.”

Stock Ownership

Information concerning the holdings of certain of the Company’s shareholders is set forth below under “Beneficial Ownership of Securities.”

THE SPECIAL MEETING

The Company is furnishing this proxy statement to its shareholders as part of the solicitation of proxies by the Company’s board of directors for use at the special meeting. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place. The special meeting will be held at 9:30 a.m., eastern standard time, at [●], located at [●], on April 23, 2020.

Purpose. At the special meeting, holders of the Company’s shares will be asked to approve the following proposals:

●	To amend the Company’s memorandum and articles of association dated October 24, 2018 (as may amended from time to time, the “Memorandum and Articles of Association”), to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 27, 2020 (the “Current Termination Date”) to October 26, 2020 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Company’s M&A to include an additional regulation 47.15 in the Articles of Association in the form set forth in Annex A (the “Extension Amendment”);

●	To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

Although the approval of the Extension Amendment is essential to the implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by shareholders.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment is fair to, and in the best interests of, the Company and its shareholders. The Board has approved and declared advisable the Extension Amendment, and recommends that you vote “FOR” the adoption of the Extension Amendment.

Because of the business combination provisions of the Company’s Memorandum and Articles of Association, if an initial business combination is not completed by the Current Termination Date, the Company will redeem the public shares for a pro rata portion of the funds available in the Trust Account, unless shareholders approve the Extension Amendment.

The special meeting has been called only to consider approval of the proposals set forth herein. No other business shall be transacted at the special meeting.

You are NOT being asked to vote on any proposed business combination at this time. If the Extension Amendment is approved and you do not elect to convert your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to convert your public shares into a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

Record Date; Who is Entitled to Vote. The record date for the special meeting is March 13, 2020. Record holders of the Company’s shares at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. At the close of business on the record date, there were 14,689,750 outstanding shares, (including 11,487,992 outstanding public shares), each of which entitles its holder to cast one vote per proposal.

Votes Required. Approval of the Extension Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the votes of the Company’s shares cast (in person or by proxy) at the special meeting and voting on the proposal of the Extension Amendment. The affirmative vote of a majority of the Company’s shares present (in person or by proxy) at the special meeting and voting on the proposal will be required to direct the chairman of the special meeting to adjourn the special meeting.

The Company believes that given the Company’s expenditure of time, effort and money on identifying the target business and completing its initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination with the target business we identified. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s Memorandum and Articles of Association, if adopted, would delay the date on which a shareholder could otherwise redeem shares for a pro rata portion of the funds available in the Trust Account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the votes of the Company’s shares cast (in person or by proxy) at the special meeting and voting on such amendments, public shareholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares in connection with the Extension Amendment regardless of how such public shareholders vote. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Memorandum and Articles of Association. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

Our search for a business combination, and any target business with which we ultimately consummate an initial business combination, may be materially adversely affected by the recent coronavirus (COVID-19) outbreak. In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has and is continuing to spread throughout China and other parts of the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the coronavirus disease (COVID-19) a “Public Health Emergency of International Concern.” On January 31, 2020, U.S. Health and Human Services Secretary Alex M. Azar II declared a public health emergency for the United States to aid the U.S. healthcare community in responding to COVID-19, and on March 11, 2020 the World Health Organization characterized the outbreak as a “pandemic”. A significant outbreak of COVID-19 and other infectious diseases could result in a widespread health crisis that could adversely affect the economies and financial markets worldwide, and the business of any potential target business with which we consummate a business combination could be materially and adversely affected. Furthermore, we may be unable to complete a business combination if continued concerns relating to COVID-19 restrict travel, limit the ability to have meetings with potential investors or the target company’s personnel, vendors and services providers are unavailable to negotiate and consummate a transaction in a timely manner. The extent to which COVID-19 impacts our search for a business combination will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. If the disruptions posed by COVID-19 or other matters of global concern continue for an extensive period of time, our ability to consummate a business combination may be materially adversely affected.

All public shareholders may make the Election. If the Extension Amendment is approved by the requisite vote of shareholders and not abandoned, the remaining holders of public shares will retain their right to redeem their shares for a pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination, subject to any limitations set forth in the M&A and limitations agreed to in any related agreements. In addition, public shareholders who vote for the Extension Amendment and do not make the election would be entitled to redemption if the Company has not completed an initial business combination by the Extended Termination Date.

At the time the Extension Amendment becomes effective, the Company’s Trust Account proceeds will be used to pay, and in exchange for surrender of shares, pro rata portions of the funds available in the Trust Account to the public shareholders making the Election in lieu of later distributions to which they would otherwise be entitled.

Abstentions will have no effect on the Extension Amendment or the other proposals in this proxy statement.

The Company’s board of directors believes the current shareholders are not prejudiced by the proposed Extension Amendment since all holders of public shares are concurrently being offered the opportunity to redeem their shares for a pro rata portion of the funds available in the Trust Account.

All of the Company’s directors, executive officers and their affiliates as well as other shareholders of the Company are expected to vote any shares (including any public shares owned by them) in favor of the Extension Amendment and the other proposals set forth herein. On the record date, these shareholders beneficially owned and were entitled to vote 6,696,811 shares, representing approximately 45.56% of the Company’s issued and outstanding shares.

Voting Your Shares. Each share that you own in your name entitles you to one vote per proposal. Your proxy card shows the number of shares you own.

If you are a shareholder with shares registered in your name, you may vote in person at the special meeting or by proxy card by completing, signing, dating and mailing the enclosed proxy card in the envelope provided.

If your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the special meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy and Changing Your Vote. If you give a proxy, you may revoke it at any time before the special meeting or at such meeting by doing any one of the following:

●	You may send another proxy card with a later date;

●	You may notify [●], the Company’s proxy solicitor, by telephone at [●], by email at [●], or in writing to c/o Alberton Acquisition Corp., Ben (Bin) Wang before the special meeting that you have revoked your proxy; or

●	You may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

Broker Non-Votes. If your broker holds your shares in its name and you do not give the broker voting instructions, your broker will not be permitted to vote your shares on the Extension Amendment. This is known as a “broker non-vote.” Broker non-votes will have no effect on the Extension Amendment or the direction for election of the directors.

Questions About Voting. The Company has retained [●] to assist it in the solicitation of proxies. If you have any questions about how to vote or direct a vote in respect of your shares, you may contact [●] at [●] (toll free) or by email at [●]. You may also want to consult your financial and other advisors about the vote.

Solicitation Costs. The Company is soliciting proxies on behalf of the Company’s board of directors. This solicitation is being made by mail but also may be made in person. The Company and its respective directors, officers, employees and consultants may also solicit proxies in person or by mail. The Company has agreed to pay [●] a fee of $[●] for its services and reimburse its expenses up to $[●] in connection with the special meeting.

The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. The Company will reimburse them for their reasonable expenses.

Stock Ownership. Information concerning the holdings of certain of the Company’s shareholders is set forth below under “Beneficial Ownership of Securities.”

Redemption Rights. Pursuant to our charter, any holders of our public shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the special meeting. If redemption demand is properly and timely made and the Extension Amendment is approved by the shareholders, these shares under the redemption demand, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the special meeting, less taxes payable). For illustrative purposes, based on funds in the trust account of approximately $[●] on the record date, the estimated per share redemption price would have been approximately $[●].

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern Standard Time on April 21, 2020 (two business days prior to April 23, 2020) that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004-1561

Attn: Mark Zimkind

Email: mzimkind@continentalstock.com;

and

●	deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before April 23, 2020. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker, or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Each redemption of Alberton ordinary shares by our public shareholders will decrease the amount in our trust account, which held $[●] of marketable securities as of the record date.

Prior to exercising redemption rights, shareholders should verify the market price of our ordinary shares, as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your shares.

If you exercise your redemption rights, your ordinary shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company. You will be entitled to receive cash for these shares only if you properly and timely demand redemption.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company, or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be separated and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

THE EXTENSION AMENDMENT

The Company is proposing to amend its M&A to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 27, 2020 (the “Current Termination Date”) to October 26, 2020 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the M&A to include an additional regulation 47.15 in the Articles of Association in the form set forth in Annex A to this proxy statement.

Although the approval of the Extension Amendment is essential to the implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by shareholders.

A copy of the proposed new Regulation 47.15 of the Articles of Association of the Company is annexed to this proxy statement as Annex A. If Extension Amendment is approved, the Company will file an amended form of the Memorandum and Articles of Association with the Registrar of Corporate Affairs in the British Virgin Islands.

Required Vote

The affirmative vote by holders of sixty-five percent (65%) or more of the vote of the Company’s shares cast in person or by proxy at the special meeting and voting on the Extension Amendment, is required to approve the Extension Amendment.

REASONS FOR THE EXTENSION AMENDMENT

The Company’s M&A currently provides that if a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund (as defined in the Trust Agreement) including interest earned on the funds held in the Trust Fund and not previously released to the Company to pay its taxes, divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under the laws of the British Virgin Islands to provide for claims of creditors and the requirements of other applicable law.

In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes payable on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance.

The Trust Agreement provides that, upon receipt of a letter (an “Amendment Notification Letter”) in the form of Exhibit F of the Trust Agreement, signed on behalf of the Company, distribute to Public Shareholders who exercised their conversion rights in connection with an amendment to the Company’s Amended and Restated M&A (the “Amendment”) an amount equal to the pro rata share of the Property (as defined in the Trust Agreement) relating to the Ordinary Shares for which such Public Shareholders have exercised conversion rights in connection with such Amendment.

Our Sponsor and the initial shareholders have each waived their respective redemption rights with respect to their shares if we fail to consummate a business combination by the Current Termination Date. There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance. In considering the Extension Amendment, the Company’s board of directors came to the conclusion that the potential benefits to complete an initial business combination to the Company and its shareholders outweighed the possibility of any liability as a result of the Extension Amendment.

From the date of our IPO till now, Alberton considered a number of potential target companies with the objective of consummating an acquisition. Representatives of Alberton contacted, and were contacted by, a number of individuals and entities who offered to present ideas for acquisition opportunities, including financial advisors and companies within the diversified industrial manufacturing, distribution, and services sectors in the United States. Alberton compiled a pipeline of high priority potential targets and updated and supplemented such pipeline from time to time. This pipeline was periodically shared, in depth, with the Board of Directors of Alberton.

During that period, Alberton and representatives of Alberton:

●	Identified, evaluated and contacted potential acquisition targets;

●	Conducted initial business and financial due diligence or had meaningful engagements with representatives of one potential acquisition target;

●	Provided an initial non-binding indication of interest to one potential acquisition target or their representatives; and

●	Submitted a letter of intent and commenced confirmatory due diligence with respect to potential acquisition target.

Alberton reviewed the potential acquisition targets based on the same criteria discussed below and used in evaluating the Business Combination. These criteria included established middle-market businesses with proven track records, experienced management teams and strong competitive positions with, or with the potential for, revenue and earnings growth, and attractive free cash flow generation. Alberton focused on sectors exhibiting secular growth or the potential for a near-term cyclical uptick, and within those sectors, focused only on companies that Alberton management believed would benefit from being a publicly traded company.

As of the date of this proxy statement, the Company has not entered into any definitive agreements with any entities for a business combination that qualifies as a “business combination” under the Company’s M&A. The M&A currently provides that if the business combination is not completed by the Current Termination Date, the Company will redeem all public shares and promptly thereafter dissolve and liquidate. As explained below, it is likely the Company will not be able to complete the Business Combination by the Current Termination Date.

As the Company is under discussion with certain target business and believes that it is promising to achieve a business combination, and because it is likely the Company will not be able to conclude a business combination by the Current Termination Date, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date. The particular changes required to effectuate this extension are embodied in the Extension Amendment.

The Company believes that given the Company’s expenditure of time, effort and money on identifying the target business and completing its initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination with the target business we identified. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s M&A, if adopted, would be to delay the date on which a shareholder could otherwise redeem shares for a pro rata portion of the funds available in the Trust Account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the votes of the Company’s shares cast (in person or by proxy) at the special meeting and voting on such amendments, public shareholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares (other than those held by our Sponsor, directors and officers) in connection with the Extension Amendment and the Trust Agreement regardless of how such public shareholders vote. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the M&A.

All public shareholders may make the Election. If the Extension Amendment is approved by the requisite vote of shareholders and not abandoned, the remaining holders of public shares will retain their right to redeem their shares for a pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination, subject to any limitations set forth in the M&A and limitations agreed to in related agreements. In addition, public shareholders who vote for the Extension Amendment and do not make the Election would be entitled to redemption if the Company has not completed an initial business combination by the Extended Termination Date. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

As noted in “Reasons for the Extension Amendment — Possible Claims Against and Impairment of the Trust Account,” below, the Extension Amendment will result in the Company incurring additional transaction expenses. The Company’s board of directors believes that, if the Extension Amendment is approved (and not abandoned) and no material liabilities are sought to be satisfied from the Trust Account, any resulting redemptions would have no adverse effect on the public shareholders because they would receive approximately the same amounts they would have received if the Company had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date, and, if the Company is not able to consummate a business combination prior to the Extended Termination Date, its public shareholders at that time would receive approximately the same redemption proceeds as if they had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date.

However, if material liabilities are sought to be satisfied from the Trust Account, the Trust Account could possibly be reduced or subject to reduction beyond the reduction resulting from public shareholder redemptions, which could result in the reduction of a public shareholder’s current pro rata portion of the Trust Account available for distribution. Moreover, attendant litigation could result in delay in the availability of Trust Account funds for use by the Company upon completion of the business combination. As of the date of this proxy statement, the Company is not aware of any such liabilities.

At the time the Extension Amendment becomes effective, the Company’s Trust Account proceeds will be used to pay, and in exchange for surrender of shares, pro rata portions of the funds available in the Trust Account to the public shareholders making the Election in lieu of later distributions to which they would otherwise be entitled.

Possible Claims Against and Impairment of the Trust Account

In considering the Extension Amendment, the Company’s shareholders should be aware that if the Extension Amendment is approved (and not abandoned), the Company will incur additional expenses in seeking to identify target business to complete an initial business combination, in addition to expenses incurred in proposing the Extension Amendment. Our Sponsor has loaned $1,080,000 in aggregate to the Company, all evidenced by two promissory notes issued by the Company. The Company has drawn down the entire $[●] as of the date of this proxy statement. The note become due on the date on which the Company consummates a business combination and carry no interest. The note with $780,000 as the principal amount is convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination, into units, at a price of $10.00 per unit. These units, once issued pursuant to the terms and conditions set forth in the promissory notes, will be identical to the private units issued in a private placement in connection with the IPO. In addition, in connection with the previous extensions, the Company issued two promissory notes to a third party in the aggregate principal amount of $1,648,800 with no interest, which are payable as soon as possible not no later than 5 business days after the consummation of our initial business combination or the expiry of the term of the Company, in accordance with the terms set forth in the respective notes. If we do not have sufficient funds available to conduct the normal operations of the business or to consummate an initial business combination, we will need to seek additional working capital from our Sponsor for these purposes. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment, other than interest on such proceeds.

If the Company is unable to complete a business combination within the required time period, our Sponsor, Hong Ye, will be personally liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to it, but only if such a vendor or target business has not executed a waiver of claims against the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO. In the event that an executed waiver is deemed to be unenforceable against a third party, Hong Ye will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that, Hong Ye would be able to satisfy those obligations. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the Trust Account are reduced below $10.00 per share and Hong Ye asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine on our behalf whether to take legal action against Hong Ye to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Hong Ye to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations on our behalf, the amount of funds in the Trust Account available for distribution to our public shareholders may be reduced below $10.00 per share. You should read this proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment.

In view of the foregoing, the Company’s board of directors believes it in the best interests of the Company’s shareholders to approve the Extension Amendment.

Automatic Redemption

If the Extension Amendment is not approved and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund (as defined in the Trust Agreement) including interest earned on the funds held in the Trust Fund and not previously released to the Company to pay its taxes, divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under the laws of the British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us for payment on taxes due on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance.

Redemption Rights

If the Extension Amendment is approved (and not abandoned), the Company will afford the public shareholders making the Election, the opportunity to receive, at the time the Extension Amendment becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account. You will also be able to redeem your public shares in connection with the expected shareholder vote to approve an initial business combination, or if the Company has not consummated a business combination by the Extended Termination Date.

If you do not make the Election, you will retain the opportunity to redeem your public shares upon consummation of an initial business combination, subject to any limitations set forth in the M&A and the limitations contained in related agreements. In addition, public shareholders who vote for the Extension Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

Redemption Procedure

A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, by April 21, 2020, which is two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the special meeting ensures that a redeeming holder’s Election is irrevocable once the Extension Amendment is approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that do not elect to exercise their redemption rights. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures by two business days prior to the special meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment is not approved or is abandoned, these shares will not be redeemed for cash and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The Company will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the Trust Account, calculated as of the record date. As of the record date, this would amount to approximately $[●] per share. If you exercise your redemption rights, you will be exchanging your shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption, and tender your share certificate(s) to the Company’s transfer agent by two business days prior to the special meeting (or April 21, 2020). If the Extension Amendment is are not approved or if they are abandoned, these shares will not be redeemed for cash. However, if the Company is unable to complete an initial business combination by the Current Termination Date (unless such date is extended), the shares of the public shareholders will be redeemed in accordance with the terms of the M&A promptly following such date.

Interests of the Company’s Officers, Directors, Advisors and Majority Shareholder

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers, members of the Company’s board of directors, the Company’s advisors, majority shareholder have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the fact that Hong Ye Holding Company Limited as our Sponsor and one of our directors, Ms. Guan Wang, paid an aggregate purchase price of $19,550, or approximately $0.0068 per share, for their 2,871,998 Founder Shares which would have a value of approximately $29.87 million based on the closing price of Alberton ordinary shares of the Record Date as reported by Nasdaq and that are not subject to redemption. Such Founder Shares will have no value if the Extension Amendment is not approved and an initial business combination is not consummated by the Current Termination Date; as a result, our Sponsor (and its members, including our executive officers and directors) have a financial incentive to extend the termination date in order to consummate a business combination rather than losing whatever value is attributable to the Founder Shares;

●	the fact that our Sponsor holds 597,600 private units and will continue to hold 597,600 Company ordinary shares and 597,600 warrants following the separation of such private units upon the consummation of a business combination, subject to certain lock-up agreement. Those private units and securities underlying those private units are not subject to redemption and will be worthless if the Extension Amendment is not approved and an initial business combination is not consummated by the Current Termination Date;

●	the fact that if the Extension Amendment is not approved and an initial business combination is not consummated by the Current Termination Date, it is likely that the Company will not be able to repay the outstanding loan that it made to the Sponsor in an amount up to $1,080,000, which becomes due on the date on which the Company consummates a business combination and $780,000 of such loan is a promissory note issued by the Company which is convertible into private units at the Sponsor’s discretion at the closing of a business combination;

●	the fact that if the Company is unable to complete an initial business combination within the required time period, our Sponsor, will be personally liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to it, but only if such a vendor or target business has not executed a waiver of claims against the Trust Account and except as to any claims under our indemnity of the underwriters;

●	all rights specified in the Company’s M&A relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

The Board’s Reasons for the Extension Amendment, its Conclusion, and its Recommendation

As discussed below, after careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment is fair to, and in the best interests of, the Company and its shareholders. The board of directors has approved and declared advisable adoption of the Extension Amendment, and recommends that you vote “FOR” such adoption.

In determining to recommend the Extension Amendment, as the Company is under discussion with certain target business and believes that it is promising to achieve a business combination, and because it is likely the Company will not be able to conclude a business combination by the Current Termination Date, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date. The particular changes required to effectuate this extension are embodied in the Extension Amendment.

The Company believes that given the Company’s expenditure of time, effort and money on identifying the target business and completing its initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination with the target business we identified. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s M&A, if adopted, would be to delay the date on which a shareholder could otherwise redeem shares for a pro rata portion of the funds available in the Trust Account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the votes of the Company’s shares present (in person or by proxy) at the special meeting and voting on such amendments, public shareholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares in connection with the Extension Amendment regardless of how such public shareholders vote. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the M&A. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

Having taken into account the matters discussed above, the Company’s board of directors believes that, if the Extension Amendment is approved (and not abandoned) and no material liabilities are sought to be satisfied from the Trust Account, any resulting redemptions would have no adverse effect on the public shareholders because they would receive approximately the same amounts they would have received if the Company had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date, and, if the Company is not able to consummate a business combination prior to the Extended Termination Date, its public shareholders at that time would receive approximately the same redemption proceeds as if they had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date.

The Company’s board of directors has unanimously approved the Extension Amendment.

In addition, the Company’s board of directors was mindful of and took into account the conflicts, as described in “Interests of the Company’s Officers, Directors, Advisors and Majority Shareholder”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The board of directors determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Company’s board of directors determined that the Extension Amendment is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Impact of COVID-19 on our search for a business combination, and any target business with which we ultimately consummate a business combination

In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has and is continuing to spread throughout China and other parts of the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the coronavirus disease (COVID-19) a “Public Health Emergency of International Concern.” On January 31, 2020, U.S. Health and Human Services Secretary Alex M. Azar II declared a public health emergency for the United States to aid the U.S. healthcare community in responding to COVID-19, and on March 11, 2020 the World Health Organization characterized the outbreak as a “pandemic”. A significant outbreak of COVID-19 and other infectious diseases could result in a widespread health crisis that could adversely affect the economies and financial markets worldwide, and the business of any potential target business with which we consummate a business combination could be materially and adversely affected. Furthermore, we may be unable to complete a business combination if continued concerns relating to COVID-19 restrict travel, limit the ability to have meetings with potential investors or the target company’s personnel, vendors and services providers are unavailable to negotiate and consummate a transaction in a timely manner. The extent to which COVID-19 impacts our search for a business combination will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. If the disruptions posed by COVID-19 or other matters of global concern continue for an extensive period of time, our ability to consummate a business combination may be materially adversely affected.

Recommendation of the Board

The Company’s board of directors recommends that you vote “FOR” the Extension Amendment.

THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal in this proxy statement. If the adjournment proposal is not approved by our shareholders, the chairman of the meeting will not exercise his ability to adjourn the special meeting to a later date (which he would otherwise have under the M&A) in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the special meeting vote for the adjournment proposal, the chairman of the special meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s ordinary shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our executive officers and directors that beneficially owns ordinary shares; and

●	all our officers and directors as a group.

As of the record date, there were a total of 14,689,750 ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Ordinary Shares
Hong Ye Hong Kong Shareholding Co., Limited(2)	1,658,319	11.29%
Guan Wang(3)	1,658,319	11.29%
Keqing (Kevin) Liu	958,959	6.53%
Bin (Ben) Wang	494,480	3.37%
John W. Allen	30,000	0.20%
Harry Edelson	30,000	0.20%
Peng Gao	0	0
All directors and executive officers as a group (Six individuals)	3,201,758	21.79%
Mizuho Financial Group, Inc. (4)	1,323,500	9.0%
Bank of Montreal (5)	1,175,000	7.99%
Westchester Capital Management, LLC (6)	996,553	6.78%

(1)	Unless otherwise indicated, the business address of each of the individuals is Room 1001, 10/F, Capital Center, 151 Gloucester Road, Wanchai, Hong Kong.
(2)	Guan Wang, the sole shareholder and director of Hong Ye Hong Kong Shareholding Co., Limited, has voting and dispositive power over the shares held by Hong Ye Hong Kong Shareholding Co., Limited.
(3)	Represents shares held by Hong Ye Hong Kong Shareholding Co., Limited. Guan Wang has voting and dispositive power over the shares held by such entity.
(4)	Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of said equity securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary.
(5)	Shares are held indirectly by its subsidiary, BMO Capital Markets Corp. for certain employee benefit plans, trust and/or customer accounts. As a result, participants in the plans, trust beneficiaries and customers are entitled to receive, or have the power to direct the receipt of, dividends and proceeds from the sale of such securities. No such person is known to have such an interest relating to more than five percent of the class of subject securities., Bank of Montreal is the ultimate parent company of BMO Capital Markets Corp., a broker-dealer registered under Section 15 of the Securities Exchange Act of 1934 and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and a U.S. institution.
(6)	Westchester Capital Management, LLC (“WCM”), a registered investment adviser, serves as (a) investment advisor to each of The Merger Fund (“MF”), WCM Alternatives: Credit Event Fund (“CEF”), WCM Alternatives: Event-Driven Fund (“EDF”) and (b) sub-advisor to JNL Multi-Manager Alternative Fund (“JARB”) and JNL/Westchester Capital Event Driven Fund (JNA2) (“JNL”, together with MF, CEF, EDF, and JARB, the “Funds”). The Funds directly hold Shares for the benefit of the investors in those Funds. Mr. Roy Behren and Mr. Michael T. Shannon each serve as Co-Presidents of WCM and are indirect principal owners of WCM and may control WCM.

All of the founder shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the founder shares, the earlier of six months after the date of the consummation of our initial business combination and the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the founder shares, six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares for cash, securities or other property.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In August 2018, in connection with our organization we issued 1,725,000 Class B ordinary shares to our initial shareholders, of which an aggregate of 1,650,000 Class B ordinary shares were issued for an aggregate purchase price of $17,250 or $0.010454545 per share, and an aggregate of 75,000 Class B ordinary shares were issued for services rendered. On September 10, 2018, we issued an additional 1,150,000 Class B ordinary shares to our initial shareholders, of which an aggregate of 1,135,000 Class B ordinary shares were issued for an aggregate purchase price of $2,300 or approximately $0.00202643 per share, and an aggregate of 15,000 Class B ordinary shares were issued for services rendered. On September 14, 2018, our initial shareholders converted all of their Class B ordinary shares, constituting all of the outstanding Class B ordinary shares of the Company, into Class A ordinary shares and, immediately thereafter, the Company amended and restated its M&A to eliminate the Class B ordinary shares and re-designate the Class A ordinary shares as “ordinary shares.” As a result, the Company currently has only one class of ordinary shares. As a result, as of September 14, 2018, our initial shareholders held 2,875,000 founder shares (up to 375,000 of which were subject to forfeiture if the underwriters’ over-allotment option was not exercised in full). On November 20, 2018, the underwriters partially exercised the over-allotment option (as described in detail below), and therefore, an aggregate of 3,002 founder shares held by our initial shareholders were forfeited.

The founder shares are identical to the ordinary shares included in the units being sold in the IPO. However, the holders of founder shares have agreed (A) to vote their founder shares (as well as any public shares acquired in or after the IPO) in favor of any proposed business combination, (B) not to propose, or vote in favor of, an amendment to the M&A, prior to a business combination, to affect the substance or timing of the Company’s obligation to redeem all public shares if it cannot complete an business combination within 12 months (or 15 or 18 months, as applicable) of the closing of this proposed offering, unless the Company provides public shareholders an opportunity to redeem their public shares, (C) not to convert any shares in connection with a shareholder vote to approve a proposed initial business combination or any amendment to our charter documents prior to consummation of an initial business combination or sell any shares to us in a tender offer in connection with a proposed initial business combination and (D) that the founder shares shall not participate in any liquidating distribution from the trust account upon winding up if a business combination is not consummated. Additionally, all of the founder shares outstanding prior to the IPO will be placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the founder shares, the earlier of six months after the date of the consummation of our initial business combination and the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the founder shares, six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares for cash, securities or other property. The limited exceptions include transfers, assignments or sales (i) to our initial shareholders, officers, directors, consultants or their affiliates, (ii) to an initial shareholder’s members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) in connection with the consummation of our initial business combination, by private sales at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions.

Simultaneously with the closing of the IPO, Hong Ye purchased, pursuant to written subscription agreements with us, 300,000 private units (for a total purchase price of $ 3,000,000) from us. In addition, simultaneously with the sale of the over-allotment units, Hong Ye purchased from us at a price of $10.00 per private unit an additional 29,760 private units (for a total purchase price of $297,600).

The private units are identical to the units sold in the IPO except that the private warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by our sponsor or its permitted transferees. Additionally, because the private units will be issued in a private transaction, our sponsor and its permitted transferees will be allowed to exercise the private warrants for cash even if a registration statement covering the ordinary shares issuable upon exercise of such warrants is not effective and receive unregistered ordinary shares. The purchasers of the private units have agreed (a) to vote their private shares (representing the ordinary shares underlying the private units) and any public shares in favor of a business combination, (b) not to propose, or vote in favor of, an amendment to the M&A, prior to a business combination, to affect the substance or timing of the Company’s obligation to redeem all public shares if it cannot complete an business combination within 12 months (or 15 or 18 months, as applicable) of the closing of this proposed offering, unless the Company provides public shareholders an opportunity to redeem their public shares, (c) not to redeem any private shares into the right to receive cash from the Trust Account in connection with a shareholder vote to approve a business combination or sell their shares to the Company in a tender offer in connection with a business combination, and (d) that the private shares shall not participate in any liquidating distribution upon winding up if a business combination is not consummated. The purchasers of the private units also agreed not to transfer, assign or sell any of the private units or underlying securities (except to the same permitted transferees as the founder shares and provided the transferees agree to the same terms and restrictions as the permitted transferees of the founder shares must agree to, each as described above) until the completion of our initial business combination.

If the private warrants are held by holders other than the initial purchasers or any of their permitted transferees, the private warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units being sold in the IPO. In the event of a liquidation prior to our initial business combination, all of our warrants and rights, including the private warrants and rights will be worthless.

As of the date of this proxy statement, our initial shareholders own an aggregate of 3,201,758 ordinary shares of the Company.

In order to meet our working capital needs following the consummation of the initial public offering, our initial shareholders, officers and directors or their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each working capital loan would be evidenced by a promissory note. The working capital notes would either be paid upon consummation of our initial business combination, without interest, or, at holder’s discretion, up to $1,500,000 of the notes may be converted into units at a price of $10.00 per unit. These units would be identical to the private units. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment.

The holders of our founder shares issued and outstanding prior to the initial public offering, as well as the holders of the private units and the units our initial shareholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), will be entitled to certain registration rights. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the founder shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these founder shares are to be released from escrow. The holders of a majority of the private units and units issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Prior to June 30, 2018, Hong Ye advanced HK$ 22,000, (equivalent to US$ 2,818) to pay for the legal expenses associated with the business registration. On September 5, 2018, Hong Ye advanced the Company an additional HK$ 1,985 (equivalent to US$256) for bank service charge. The Company has repaid the Sponsor $2,818 and $256 on July 6, 2018 and December 28, 2018, respectively. On October 19, 2018, Hong Ye advanced the Company an additional $71,000 for costs associated with the initial public offering. Such advances were non-interest bearing and have been repaid by the Company on November 15, 2018.

On July 6, 2018, we issued an unsecured promissory note to Guan Wang, a member of our board of directors, pursuant to which we borrowed aggregate principal amount of $300,000. The note is non-interest bearing and payable on the consummation of our initial business combination.

Hong Ye, an entity solely owned by Guan Wang, has agreed that, commencing on August 1, 2018 and terminating upon completion of our initial business combination or the distribution of the trust account to our public shareholders, it will make available to us certain general and administrative services, including office space and utilities services, as we may require from time to time. We have agreed to pay Hong Ye $1,000 per month for these services. We believe, based on rents and fees for similar services, that the fee charged by Hong Ye is at least as favorable as we could have obtained from an unaffiliated person.

On January 23, 2020, we, upon receipt of the principal, issued an unsecured promissory note in the aggregate principal amount of $780,000 (the “Sponsor Note”) to our sponsor and its registered assignees or successors in interest. The Sponsor Note is non-interest bearing and is payable on the date on which we consummate our initial business combination. The sponsor, however, has the right to convert the Sponsor Note, in whole or in part, into our private units, as described in the public offering prospectus we filed with the Securities and Exchange Commission on October 24, 2018, file No. 333-227652.

Other than the $1,000 per month administrative fee, the $290,000 payment to White and Williams LLP (an affiliate of our director) for its legal services to the Company in connection with the IPO and other payments to such firm for legal services (including with respect to periodic filings) prior to the initial business combination and the repayment of $300,000 of non-interest bearing loans described above, no compensation or fees of any kind, including finder’s fee, consulting fees and other similar fees, will be paid to our initial shareholders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

SHAREHOLDER PROPOSALS

If the Extension Amendment proposal is approved and we complete a qualifying business combination on or before [●], 2020, our 2020 annual meeting of shareholders will likely be held no later than December 31, 2020. If the Extension Amendment proposal is not approved and the Company fails to complete a qualifying business combination on or before [●], 2020, there will be no annual meeting in 2020.

As stated in our Amended Memorandum of Association, if you intend to present a proposal at the 2020 annual meeting of shareholders, or if you want to nominate one or more directors, you must give timely notice thereof in writing to the Company. Our Secretary must receive this notice at the principal executive offices of the Company no earlier than [●], 2020 and no later than [●], 2020; provided, however, that in the event that the 2020 annual meeting is called for a date that is not within 45 days before or after the anniversary of the 2019 annual meeting, notice by the shareholder to be timely must be so received no earlier than the opening of business on the 120th day before the 2020 annual meeting and not later than the later of (x) the close of business on the 90th day before the 2020 annual meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the 2020 annual meeting is first made by the Company.

If you intend to present a proposal at the 2020 annual meeting, or if you want to nominate one or more directors at the 2020 annual meeting, you must comply with the advance notice provisions of our bylaws. You may contact our Chairman and Chief Executive Officer at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement and our Annual Report on Form 10-K for year ended December 31, 2019 to any shareholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Shareholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of our proxy statement in the future. Shareholders may notify us of their requests by calling or writing us at our principal executive offices at is Room 1001, 10/F, Capital Center, 151 Gloucester Road, Wanchai, Hong Kong.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the special meeting, you should contact us by telephone or in writing:

ALBERTON ACQUISITION CORPORATION

is Room 1001, 10/F, Capital Center

151 Gloucester Road, Wanchai, Hong Kong

Attn: Ben (Bin) Wang
Tel: +1-917-202-8028

Email: ben@albertoncorp.com

You may also obtain these documents by requesting them in writing or by telephone from Alberton’s proxy solicitation agent at the following address and telephone number:

[●]
Attn: [●]
Toll Free: [●]
Collect: [●]
Email: [●]

If you are a shareholder of Alberton and would like to request documents, please do so by contact the Company’s transfer agent: Continental Stock Transfer & Trust Company, by calling (212)-845-3240, or by forwarding a written request addressed to Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, NY 10004-1561, in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

Annex A

Amendment to Regulation 47 of Articles of Association

In connection with the extension of the periods that the Company needs to consummate an initial business combination, Regulation 47.15 will be added to Regulation 47 of Articles of Association:

“47.15	47.15 Notwithstanding Article 47.7(b), if the Company is unable to consummate a Business Combination within 12, 15, or 18 months of the IPO and Members duly approve (or have duly approved), by way of Resolution of Members passed by Members holding 65% or more of the votes of the Company’s shares cast (in person or by proxy) at the special meeting and voting on the proposal, an extended period of time by which the Company must complete a Business Combination, the Company shall have until October 26, 2020 or such earlier date as may be determined by the Board (such date or such earlier date as may be so determined, the “Extended Termination Date”) to consummate such Business Combination; provided that the Company shall have offered all Members holding Public Shares the opportunity to redeem all or a portion of their Shares upon approval of such Resolution of Members at a per Share price, payable in cash, equal to the aggregate amount of the Trust Fund, including interest earned on the funds held in the Trust Fund and not previously released to the Company to pay its taxes, divided by the number of then Public Shares in issue. In such event, the phrase “within 12, 15, or 18 months of the IPO” referred to in Article 47.7(b) shall be deemed replaced with the phrase “by the end of the Extended Termination Date.”

A-1

PRELIMINARY COPY — SUBJECT TO COMPLETION, DATED MARCH 19, 2020

ALBERTON ACQUISITION CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
April 23, 2020

The undersigned hereby appoints Ben (Bin) Wang and Guan Wang (together, the “Proxies”), each independently with the power to appoint a substitute, and hereby authorizes the Proxies to represent and vote, as designated below, all the shares of Alberton Acquisition Corporation (the “Company”) held of record by the undersigned at the close of business on March 13, 2020 at the special meeting of shareholders to be held at 9:30 a.m., eastern standard time, at [●], located at [●] on April 23, 2020, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxy to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR THE PROPOSAL. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the special meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

OF PROPOSAL 1 AND PROPOSAL 2 SET FORTH BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1- Extension Amendment: To amend the Company’s memorandum and articles of association (as may amended from time to time, the “M&A”), to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 27, 2020 (the “Current Termination Date”) to October 26, 2020 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the M&A t to include an additional regulation 47.15 in the Articles of Association in the form set forth in Annex A to the proxy statement.

For	Against	Abstain
☐	☐	☐

Intention to Exercise Redemption Rights

If you intend to exercise your redemption rights, please check this box. Checking this box, however, is not sufficient to exercise your redemption rights. You must comply with the procedures set forth in the Form S-4 under the heading “Special Meeting of Alberton Shareholders.”

Intention to Exercise Redemption Rights
☐

Shareholder Certification

I hereby certify that I am not acting on concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), with any other stockholder of the Company owned by me in connection with the Business Combination Proposal.

Shareholder Certification
☐

PROPOSAL 2-Adjourment of the Special Meeting: to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the foregoing proposal.

For	Against	Abstain
☐	☐	☐

For address change/comments, mark here. ☐

(see reverse for instructions)

Please indicate if you intend to attend this meeting     ☐ YES             ☐ NO

Signature of Shareholder:	______________________________

Date:	______________________________

Name shares held in (Please print): ____________________	Account Number (if any): ____________________________

No. of Shares Entitled to Vote: _______________________	Stock Certificate Number(s): _________________________

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:	______________________________________________________

____________________________________________________

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

* As part of our precautions regarding the coronavirus, or COVID-19, we are planning for the possibility that the special meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be included in the announcement.